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                          AGREEMENT AND PLAN OF MERGER
                             OF ALTERA CORPORATION
                             A DELAWARE CORPORATION
                                      AND
                               ALTERA CORPORATION
                            A CALIFORNIA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated as of June 18, 1997, (the "Agreement") is between Altera Corporation, a Delaware corporation ("Altera-Delaware") and Altera Corporation, a California corporation ("Altera-California"). Altera-Delaware and Altera-California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Altera-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 400,000,000 shares, all of which are designated "Common Stock", $0.001 par value. As of the date hereof, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Altera-California.

     B. Altera-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 160,000,000 shares, all of which are designated "Common Stock". As of March 13, 1997, 88,133,415 shares of Common Stock were issued and outstanding.

     C. The Board of Directors of Altera-California has determined that, for the purpose of effecting the reincorporation of Altera-California in the State of Delaware, it is advisable and in the best interests of Altera-California that Altera-California merge with and into Altera-Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of Altera-Delaware and
Altera-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Altera-Delaware and Altera-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I.  MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Altera-California shall be merged with and into Altera-Delaware (the "Merger"), the separate existence of Altera-California shall cease and Altera-Delaware shall be, and is herein sometimes referred as, the "Surviving Corporation", and the name of the Surviving Corporation shall be Altera Corporation.

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;
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          (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed Agreement and Plan of Merger meeting the requirements of California General Corporation Law shall have been filed with the Secretary of State of the State of California.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger" or the "Effective Date."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Altera-California shall cease and Altera-Delaware, as the Surviving Corporation, (i) shall continue to possess all of Altera-California's assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Altera-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Altera-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Altera-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Altera-California in the same manner as if Altera-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

                 II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Altera-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and of applicable law.

     2.2 Bylaws. The Bylaws of Altera-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors. The directors of Altera-Delaware immediately preceding the Effective Date shall become the directors of the Surviving Corporation on or after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

     2.4 Officers. The officers of Altera-Delaware immediately preceding the Effective Date shall become the officers of the Surviving Corporation on or after the Effective Date to serve at the pleasure of its Board of Directors.

                      III.  MANNER OF CONVERSION OF STOCK

     3.1 Altera-California Common Shares. Upon the Effective Date of the Merger, each share of Altera-California Common Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $0.001 par value, of the Surviving Corporation.

     3.2 Altera-California Options, Stock Purchase Rights and Convertible Securities.

     (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Altera-California under, and continue, its 1987 Stock Option Plan, 1996 Stock Option Plan, 1988 Director Option Plan, 1987 Employee Stock Purchase Plan and all other employee benefit plans of Altera-California. Each outstanding and unexercised option, other right to purchase, or security convertible into, Altera-California Common Stock (a "Right") shall become, subject to the provisions in Section 3.2(c), an option, right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each one (1) share of Altera-California Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Altera-California Right at the Effective Date of the Merger. This

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Section 3.3(a) shall not apply to outstanding shares of Altera-California Common
Stock. Such outstanding shares of Common Stock are subject to Section 3.1.

     (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Altera-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion (unless the holder was entitled to a fractional interest immediately prior to the Merger). In lieu thereof, any fractional share interests to which a holder of an assumed Right would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.

     Notwithstanding the foregoing, with respect to options issued under the Altera-California's 1987 and 1996 Stock Option Plans, as amended, that are assumed in the Merger, the number of shares of Common Stock to which the holder would be otherwise entitled upon exercise of each such assumed option following the Merger shall be rounded down to the nearest whole number and the exercise price shall be rounded up to the nearest whole cent. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

     3.3 Altera-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of Altera-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Altera-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Altera-California Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Altera-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Altera-California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Altera-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance

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of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  IV.  GENERAL

     4.1 Covenants of Altera-Delaware. Altera-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Altera-Delaware of all of the franchise tax liabilities of Altera-California.

          (c) Take such other actions as may be required by the California General Corporation Law.

     4.2 Further Assurances. From time to time, as and when required by Altera-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Altera-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Altera-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Altera-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Altera-Delaware are fully authorized in the name and on behalf of Altera-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Altera-California or of Altera-Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Altera-California or by the sole stockholder of Altera-Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, County of New Castle, Delaware 19801, and RL&F Service Corp. is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2610 Orchard Parkway, San Jose, California 95134, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

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     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Altera-California and Altera-Delaware is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          ALTERA CORPORATION
                                          a Delaware corporation

                                          By: /s/ Rodney Smith
                                          --------------------------------------
                                            Rodney Smith, President and
                                            Chief Executive Officer

ATTEST:

/s/ C. Wendell Bergere
--------------------------------------
C. Wendell Bergere, Secretary

                                          ALTERA CORPORATION
                                          a California corporation

                                          By: /s/ Rodney Smith
                                          --------------------------------------
                                            Rodney Smith, President and
                                            Chief Executive Officer

ATTEST:

/s/ C. Wendell Bergere
--------------------------------------
C. Wendell Bergere, Secretary

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